Prospectus supplement dated March 26, 2021
to the following prospectus(es):
Monument Advisor prospectus dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
(1)	On December 10, 2020, the Board of Trustees of Access One Trust (the "Board"), approved the merger of the ProFund VP Access High Yield Fund (the "Target Fund") into the ProFund Access VP High Yield Fund (the "Surviving Fund"). The merger will be effective on or about April 23, 2021 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•	the Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Target Fund will transfer all or substantially all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(a)	Appendix A: Underlying Mutual Funds is amended to add the following:
ProFunds – ProFund Access VP High Yield Fund
Investment Advisor:	ProFund Advisors LLC
Investment Objective:	The Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
(b)	All references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
(2)	At meetings held on November 30 – December 1, 2021, the Board of Trustees of Invesco Funds (the "Board"), approved the merger of the Invesco V.I. Value Opportunities Fund (the "Value Target Fund") into the Invesco V.I. American Value Fund, respectively (the "American Value Surviving Fund"). Subject to shareholder approval, the merger will be effective on or about April 30, 2021 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•	the Value Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Value Target Fund will transfer all or substantially all of its assets to the American Value Surviving Fund in exchange for shares of the American Value Surviving Fund; and
•	the American Value Surviving Fund will assume all liabilities of the Value Target Fund.
Accordingly, the following changes apply to the prospectus:
(a)	Appendix A: Underlying Mutual Funds is amended to add the following:
Invesco – Invesco V.I. American Value Fund: Series II Shares
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective April 30, 2021
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Seeks long term capital appreciation.
(b)	All references in the prospectus to the Target Funds are deleted and replaced with the corresponding Surviving Fund.
PROS-0448
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